EXHIBIT 21.1

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

1500 Canal Street Investors II, L.P.	DE

Al Jarafe Golf SA	Spain
Albuquerque C.I. Associates, L.P.	KS

Ambassador Hotels Limited	England
AMMB, Inc.	TX
Atlanta American Hotel Investors, L.P.	DE

Atlanta C. I. Associates II, L.P.	KS

BJV Realty, Inc.	AZ

Boulders Joint Venture	AZ

Bourbon Orleans Investors II, L.P.	DE

Braeswood Hospitality, L.P.	TX

Braeswood Operating Corporation	TX
Brantridge Management Limited	England
C.I. General, L.L.C.	KS

C.I. Holding, L.L.C.	KS

C.I. Wichita General, L.L.C.	KS

Carefree Management LLC	DE
Carnicon Holdings Corp.	FL
Carnicon Puerto La Cruz	Venezuela
Carnicon Venezuela Hotel Consultants LC	FL

Casa Marina Realty Corporation	DE
Casa Marina Realty Partnership, L.P.	DE

Centralized Operations, Inc.	AZ
CFMB, Inc.	DE
CHC Hotels & Resorts Corp.	FL
CHC Lease Partners	FL

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

CHC REIT Lessee Corp.	FL

CHC REIT Management Corp.	FL
Chicago-ES Holding Corp.	DE
Chicago-ES, LLC	DE

Chicago-ES Member Corp.	DE
Chicago Mezz Owner, LLC	DE
CHMB, Inc.	TX
CI Hotel Partnership, L.P.	DE

City Centre Partnership, L.P.	DE
Clipper Hotels Limited	England
Clipper Inns Limited	England
Conquistador Holding (SPE), Inc.	DE
Conquistador Holding, Inc.	DE

Conquistador Mezzanine (SPE), Inc.	DE

CPHPAH Dos Pueblos Associates, L.L.C.	DE
Criterion Hotel Management Corp.	FL
Criterion NY Inc.	FL
CV Ranch, L.P.	DE

Deuce Management Company LLC	TX
DFW/H&R, Inc.	TX
Don Cesar Holdings, LLC	DE
DT Des Plaines, LLC	DE
DT Des Plaines Mezz, LLC	DE
DT Glenview, LLC	DE
DT Glenview Mezz, LLC	DE
DT Miami GP, LLC	DE
DT Miami, LP	DE

DT Miami LP Holding, LLC	DE
DT Miami Mezz, LP	DE

DT Tallahassee GP, LLC	DE
DT Tallahassee, LP	DE

DT Tallahassee LP Holding, LLC	DE
DT Tallahassee Mezz, LP	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

Dublin Inn, Ltd.	OH
El Conquistador Country Club, Inc.	DE
El Conquistador Ferryboat, Inc.	Puerto Rico
El Conquistador Partnership L.P., S.E.	DE

El San Juan Holding, Inc.	DE

ES Phoenix, LLC	DE

ES Phoenix Manager Corp.	DE
ES Phoenix Mezz, LLC	DE

ES Phoenix Mezz Manager Corp.	DE
ES Schaumburg, LLC	DE

ES Schaumburg Manager Corp.	DE
ES Schaumburg Mezz, LLC	DE

ES Schaumburg Mezz Manager Corp.	DE
ESC Greenspoint Holding Corp.	DE
ESC Greenspoint Lessee, L.P.	DE
ESC Greenspoint Member Corp.	DE
ESC Greenspoint Member, LLC	DE
ESJ Hotel Corporation	DE

Ettington Park Hotel Limited	England
European New Timeshare Limited	England
GAH-II Corporation	DE
GB Hotel Management de Mexico S. de RL de C.V.	Mexico

GH (Cayman) Limited	Cayman Isl.
GH-Atlanta, LLC	MD
GH-Chicago, Inc.	IL
GH-Greenville, Inc.	TN
GH-Providence, Inc.	RI
GH-San Diego, Inc.	DE

GH Trademarks LLC	MD
GH-Wichita, Inc.	KS
GHALP GP II, Inc.	DE
GHALP GP, Inc.	DE
GHALP Partnership, L.P.	DE
GHMB, Inc.	TX

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

GHV-Galveston, Inc.	TX
Grand Bay Management Company	FL
Grand Heritage Hotels, Inc.	MD

Grand Heritage IP, GP	MD

Grand Heritage Leasing, LLC	MD

Grand Heritage Real Estate Group LLC	MD

Grand Management Services, Inc.	FL
H-Cleveland, LLC	DE
H-Cleveland Mezz, LLC	DE
H-Columbus, LLC	DE
H-Columbus Manager Corp.	DE
H-Columbus Mezz, LLC	DE

H-Columbus Mezz Manager Corp.	DE
H-Delmar, LLC	DE

H-Delmar Manager Corp.	DE
H-Delmar Mezz, LLC	DE

H-Delmar Mezz Manager Corp.	DE
H-Gateway, LLC	DE
H-Gateway Mezz, LLC	DE
H-Melbourne GP, LLC	DE

H-Melbourne, L.P.	DE

H-Melbourne Manager Corp.	DE
Hilt-Hunt, LLC	DE

Hilt-Hunt Manager Corp.	DE
Hilt-Hunt Mezz, LLC	DE

Hilt-Hunt Mezz Manager Corp.	DE
HMG Beverage, Inc.	TX
Hotel Venture Partners, Ltd.	FL

Housemanor Limited	England
IHC/Burlington Corporation	VT
IHC/Denver Partnership, L.P.	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
IHC/Houston Partnership, L.P.	DE

IHC/Jacksonville Corporation	DE
IHC/Maryville Hotel Corporation	DE
IHC Member Corporation	DE

IHC Mezz Owner, LLC	DE
IHC/Miami Beach Corporation	DE
IHC/Park West Corporation	DE
IHC/Reach Corporation	DE
IHC Realty Corporation	DE

IHC Realty Partnership, L.P.	DE
IHC/Santa Maria Corporation	DE
IHC/Texas Corporation	DE
IHP/Class B Partnership, L.P.	DE

IHP Lessee LLC	DE
Intercorp BV	Netherlands
Interstate Hotels, LLC	DE

Interstate/Montour Associates, Ltd.	PA
Interstone/PAH Partners, L.P.	DE
Interstone Three Partners I L.P.	DE
Interstone Three Partners II L.P.	DE

Interstone Three Partners III L.P.	DE

Interstone Three Partners IV L.P.	DE

INTMB, Inc.	DE
Knoxville C.I. Associates, L.P.	TN

L’Horizon Hotels Limited	England
Las Casitas Development Company Inc. (S.E.)	Puerto Rico

Las Casitas Development II, S.E.	Puerto Rico

Las Casitas Parcel II, Inc.	DE

Marina Hospitality, L.P.	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
Maryville Centre Hotel Limited Liability Company	MO

MBAH, Inc.	TX
MBWD, Inc.	IL
MDMB, Inc.	TX
Meadows Beverage Company, LLC	CA
Miami Mezz Owner, LLC	DE
MTMB, Inc.	WI
OHMB, Inc.	TX
Omaha C.I. Associates, L.P.	KS

Overland Park C.I. Associates, L.P.	KS

Oxford Wyn 633 Investment Company, L.L.C.	DE

P.H.G., LLC	MD
PA Hunt Valley Investors, L.P.	VA

Pagle Limited	England
PAH Allen Operating Corporation	DE
PAH Asset Management, LLC	DE
PAH Batterymarch Realty Company, LLC	DE

PAH Deuce GP, LLC	DE
PAH France SARL	France
PAH GP, Inc.	DE
PAH Leasing LLC	DE
PAH LP, Inc.	DE
PAH Newark Urban Renewal, LLC	DE
PAH Ravinia, Inc.	VA
PAH River House, L.P.	DE

PAH Union Station, Inc.	DE
PAH Ventana Canyon, L.P.	DE

PAH Windwatch LLC	DE
PAH-Akron, L.L.C.	DE

PAH-Beachwood I, L.L.C.	DE

PAH-Beachwood II, L.L.C.	DE

PAH-BV Holding Corp.	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

PAH-BV Palace Corp.	DE
PAH-BV Palace, L.P.	DE

PAH-Carefree, L.P.	DE

PAH-Columbus Holding, Inc.	DE

PAH-DT Allen Partners, L.P.	DE
PAH-DT Chicago O’Hare Partners, L.P.	DE
PAH-DT Miami Airport Partners, L.P.	DE
PAH-DT Minneapolis Suites Partners, L.P.	DE

PAH-DT Park Place Partners, L.P.	DE
PAH-DT Tallahassee Partners, L.P.	DE
PAH-Franchise Holding, Inc.	DE

PAH-GBM, LLC	DE
PAH-GP Allen Partners, L.P.	DE

PAH-Grand Bay Miami, L.P.	DE

PAH-HVP General Partner Corp.	DE
PAH-HVP Holding Corp.	DE
PAH-Interest Holding, Inc.	DE

PAH-Interstate Holdings, Inc.	DE
PAH-IP Holding, Inc.	DE

PAH-LB Manager Corp.	DE
PAH-Management Corporation	DE

PAH-Pittsburgh CI Holding, Inc.	DE

PAH-RH, LLC	DE
PAH-Summerfield Leasing, Inc.	DE

PAH-Summerfield LLC	DE
PAH-T, LLC	DE
PAH-Tampa, L.P.	DE

PAH-Westlake LLC	DE

PAH-Westmont CI Holding, Inc.	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

PAH-WMC Holding, Inc.	DE

PAH-Xerxes Holding, Inc.	DE

PAHMB, Inc.	TX
PAHMB Maryland, Inc.	MD
Park West Hotel Associates	PA

Parsippany, LLC	DE
Parsippany Mezz, LLC	DE
Patriot American Hospitality, Inc.	DE
Patriot American Hospitality Partnership, L.P. (“Patriot OP”)	VA

Patriot American UK Limited	England
Patriot Bougainvillea Development Company, LLC	DE

Patriot Bougainvillea, LLC	DE

Patriot Grand Heritage, LLC	DE
Patriot Mezz Owner, LLC	DE
Patriot Racetrack Land LLC	DE

Performance Hospitality Management Corporation	DE

PHO Guaranty Corporation	DE
Pittsburgh C.I., Inc.	KS
Polycourt Limited	England
Posadas De Puerto Rico Associates, Incorporated	DE

Posadas De Regency, Inc.	DE

Posadas De San Juan Associates	NY

PSMB, Inc.	CA
PW Land Associates Limited Partnership	PA

PWMB, Inc.	DE
R-Houston GP, LLC	DE
R-Houston, L.P.	DE

R-Houston LP, LLC	DE
R-Lisle, LLC	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

R-Lisle Mezz, LLC	DE
Rad-Burl, LLC	DE
Rad-Burl Mezz, LLC	DE
Rad-Jose, LLC	DE
Rad-Jose Manager Corp.	DE
Ravinia, LLC	DE
Ravinia Mezz, LLC	DE
Ravinia Mezz Owner, LLC	DE
Resorts Limited Partnership	DE

Resorts Limited Partnership II	DE

Resorts Services, Inc.	AZ

Richardson C.I. Associates, L.P.	TX

Ronald Wilson Properties Limited	England
Rose Hall Associates Limited Partnership	TX

Royal Palace Hotel Associates	FL

S-Seattle, LLC	DE
S-Seattle Mezz, LLC	DE
Santa Maria Joint Venture	DE
SES Fontanellas (Brantridge) Limited	England
SFMB, Inc.	DE
Societe Anonyme du Chateau de Bessy	France
St. Louis C.I. Associates, L.P.	MO
Stone Development SARL	France
Summerfield Hotel Company, L.P.	KS
Summerfield Hotel Corporation	DE
Summerfield Hotel Leasing Company, L.P.	KS
Summerfield Hotel Leasing Corporation	KS
Summerfield HPT Lease Company, L.L.C.	DE
Summerfield HPT Lease Company, L.P.	KS
Summerfield KPA Lessee, LLC	DE
Summerfield KPA Lessee, LP	KS
Summerfield KPA Lessee Manager Corporation
Summerfield Suites Marketing Association	DE
Swatara Associates	PA

Syracuse Associates Corporation	DE
Syracuse Realty Associates, L.P.	DE

Signifiicant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

Tallahassee Mezz Owner, LLC	DE
TCC Maturin, C.A.	Venezuela

TCC Venezuela, L.C.	FL

Telluride Resort and Spa, L.P.	DE

Texas Summerfield Hospitality Corporation	TX

The Great Eastern Hotel Company Limited	England

The Great Eastern Property Company Limited	England

The Key West Reach Limited Partnership	DE

The Peaks Real Estate Services, Inc.	AZ

The Reserve Collection Boulders LLC	DE
The Reserve Collection Peaks LLC	DE
Toledo Hotel Investors, L.P.	DE

Topeka C. I. Associates, L.P.	KS

Transatlantic Hotel Company SARL	France

Travis Real Estate Group, Inc.	TX
Travis Real Estate Group Joint Venture	TX

W-Atlanta, LLC	DE
W-Atlanta Manager Corp.	DE
W-Baltimore, LLC	DE

W-Baltimore Majority GP, LLC	DE

W-Baltimore Majority Manager Corp.	DE
W-Baltimore Manager Corp.	DE
W-Baltimore Minority GP, LLC	DE

W-Baltimore Minority Manager Corp.	DE
W-Bel Age, LLC	DE
W-Bel Age Mezz, LLC	DE

Signifiicant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

W-Boston, LLC	DE

W-Boston Manager Corp.	DE
W-Brookfield, LLC	DE

W-Brookfield Manager Corp.	DE
W-Buttes, LLC	DE
W-Buttes Mezz, LLC	DE
W-Charlotte, LLC	DE

W-Charlotte Manager Corp.	DE
W-Colinas GP, LLC	DE
W-Colinas, L.P.	DE

W-Colinas Mezz LP, LLC	DE
W-Emerald, LLC	DE
W-Emerald Mezz, LLC	DE
W-Franklin GP, LLC	DE
W-Franklin, L.P.	DE

W-Franklin Mezz LP, LLC	DE
W-Garden Atlanta, LLC	DE
W-Garden Atlanta Mezz, LLC	DE
W-Grant Hotel, LLC	DE
W-Greenspoint Holding Corp.	DE
W-Greenspoint, L.P.	DE

W-Greenspoint Member Corp.	DE
W-Indiana, LLC	DE
W-Indiana Mezz, LLC	DE
W-Isla, LLC	DE
W-Novi, LLC	DE

W-Novi Manager Corp.	DE
W-Novi Mezz, LLC	DE

W-Novi Mezz Manager Corp.	DE
W-Pittsburgh, L.P.	DE

W-Pittsburgh Mezz LP, LLC	DE
W-Pittsburgh GP, LLC	DE
W-Pleasanton, LLC	DE

Signifiicant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

W-Pleasanton Manager Corp.	DE
W-Pleasanton Mezz, LLC	DE

W-Pleasanton Mezz Manager Corp.	DE
W-San Juan Holding Corp.	DE
W-San Juan Hotel Corp.	DE
W-Schaumburg, LLC	DE

W-Schaumburg Manager Corp.	DE
W-Schaumburg Mezz, LLC	DE

W-Schaumburg Mezz Manager Corp.	DE
W-SSH, LLC	DE
W-Syracuse, LLC	DE
W-Syracuse Mezz, LLC	DE
W-Wood Dale, LLC	DE

W-Wood Dale Manager Corp.	DE
W-Wood Dale Mezz, LLC	DE

W-Wood Dale Mezz Manager Corp.	DE
W&C Construction Company Limited	England
W&C Estates Limited	England

W&C Finance Limited	England
W&CP (Bicester) Limited	England
W&CP (Exeter) Limited	England
W&CP (London) Limited	England
Waterfront Management Corporation	DE
WCHNW, LLC	DE
WCHNW Mezz, LLC	DE
Westshaw Associates	DE
WG Member, LLC	DE
WH Interest, Inc.	TX
WHC Atlanta GP, LLC	DE
WHC Caribbean, Ltd.	Jamaica

WHC Chicago, LLC	DE
WHC Columbus Corporation	DE
WHC Franchise Corporation	DE
WHCMB, Inc.	DE
WHCMB Toronto, Inc.	Canada
WHCMB Utah Private Club Corporation	UT

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

WHG El Con Corp.	DE
WHG Resorts & Casinos Inc.	DE
WI Ohio Investors, Inc.	DE

Wichita C.I. Associates III, L.P.	KS

WII Baltimore Holding, Inc.	DE
WII-CIA, Inc. (f/k/a Clubhouse Inns of America)	KS

Williams Hospitality Group Inc.	DE
WKA Development S.E.	Puerto Rico
WMC Puerto Rico, Inc.	DE
WNMB, Inc.	TX
Wy Hotels Limited	England
Wyn (Fr) Hotel Bouffemont SARL	France

Wyn (Fr) Properties SNC	France

Wyn (Fr) Resorts SARL	France
Wyn (Italy) Limited	England
Wyn (UK) Developments Limited	England
Wyn (UK) Group Services Limited	England
Wyn France SA	France
Wyn Hotels (UK) Limited	England
Wyn Hotels Limited	England
Wyn International Limited	England
Wyn International Resorts Limited	England
Wyn Management Limited	England
Wyn Mezz Loan Corporation	DE
Wyn Orlando Lessee, LLC	DE

Wyn Orlando Lessee Manager Corp.	DE
WYN International Acquisition Corporation	DE
WYN-LB Manager Corp.	DE
WYN Management II, LLC	DE
WYN-Res PR, LLC	DE
WYN-Res PR, L.P.	DE
WYN Security, LLC	DE
WYN Timeshare I, Inc.	DE
WYN Timeshare II, Inc.	DE
WYN Timeshare, L.P.	DE
WYN Travel, Inc.	DE
Wyndham Atlanta Lessee, LLC	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

Wyndham Canal Place, Inc.	DE
Wyndham French Holdings Limited	England
Wyndham Hotels & Resorts (Aruba) N.V.	Aruba

Wyndham Hotels & Resorts Management, Ltd.	Bermuda

Wyndham HPT Lessee, L.P.	DE
Wyndham HPT Lessee LLC	DE
Wyndham International, Inc.	DE
Wyndham International Operating Partnership, L.P. (“Wyndham OP”)	DE
Wyndham IP Corporation	DE
Wyndham Management Corporation	DE
Wyndham Peachtree Holding Corp.	DE
Wyndham Peachtree LLC	DE

Wyndham Peachtree Member Corp.	DE
Wyndham Peachtree Member, LLC	DE
Wyndham PR Technical Services, Inc.	DE

Wyndham SN Lessee Corp.	DE
Wyndham SN Lessee, L.P.	DE

Wyndham Summerfield Lessee, L.P.	DE

Wyndham Summerfield Lessee, LLC	DE
Wyndham UK Holdings Limited	England
WYNSIRF Insurance Company, Ltd.	Bermuda
Xerxes Limited	Jamaica
HEPC Anatole, Inc.	TX
HEPC Billerica, Inc.	TX
HEPC Brookfield, Inc.	TX
HEPC Buckhead, Inc.	TX
HEPC Canal Place, Inc.	DE
HEPC Charlotte, Inc.	TX
HEPC CIA, Inc.	TX
HEPC Colorado Springs, Inc.	TX
HEPC Columbus, Inc.	TX
HEPC Crowne Plaza Ravinia, Inc.	DE
HEPC Dallas Market Center, Inc.	TX
HEPC Denver Tech, Inc.	TX
HEPC Drake, Inc.	DE
HEPC Franklin Plaza, Inc.	TX

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction

HEPC GHALP, Inc.	TX
HEPC Greenspoint, Inc.	TX
HEPC Harbour Island, Inc.	TX
HEPC Indianapolis, Inc.	TX
HEPC Laguardia, Inc.	TX
HEPC Las Colinas, Inc.	TX
HEPC Lexington, Inc.	TX
HEPC Memphis, Inc.	TX
HEPC Midtown Atlanta, Inc.	TX
HEPC Milwaukee, Inc.	TX
HEPC Mt. Olive, Inc.	TX
HEPC New Orleans, Inc.	TX
HEPC Northwest Chicago, Inc.	TX
HEPC Novi, Inc.	TX
HEPC Overland Park, Inc.	TX
HEPC Park Central, Inc.	TX
HEPC Playhouse Square, Inc.	TX
HEPC Pleasanton, Inc.	TX
HEPC Pruneyard, Inc.	TX
HEPC Richmond, Inc.	TX
HEPC Salt Lake City, Inc.	TX
HEPC Schaumburg, Inc.	TX
HEPC Sugar Bay Club, Inc.	TX
HEPC Toronto, Inc.	TX
HEPC Valley River Inn, Inc.	TX
HEPC VF, Inc.	TX
HEPC Vinings, Inc.	TX
HEPC Whitney, Inc.	DE
HEPC Wilmington, Inc	TX
HEPC Windwatch, Inc.	TX
HEPC Wood Dale, Inc.	TX
WIPC, LLC	DE
WIPC Management, LLC	DE
WIPC-Buena Vista Palace, LLC	DE
Wyndham Management (Virgin Islands) Corporation	DE